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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 March 14, 1997
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                Date of Report (Date of earliest event reported)

                             BRISTOL HOTEL COMPANY
                          14285 Midway Road, Suite 300
                              Dallas, Texas 75244
                                  972-788-0001

                          Commission File No. 1-14062

    Incorporated in Delaware                              IRS No. 75-2584227


                                 Not applicable
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         (Former name or former address, if changed since last report)

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This Current Report on Form 8-K/A amends and restates in its entirety the
Current Report on Form 8-K filed by Bristol Hotel Company on March 14, 1997.

ITEM 5.  OTHER EVENTS

Bristol Hotel Company (the "Parent Company") is the issuer of its 11.22%
Senior Notes due 2000 in the original principal amount of $70 million (the "Senior Notes"). The Senior Notes are guaranteed by Bristol Hotel Asset Company (the "Company"), a wholly owned subsidiary of the Parent Company. The audited financial statements of Bristol Hotel Asset Company for the year ended December 31, 1996 and the eleven months ended December 31, 1995 are attached as
Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

Exhibit 99.1    Audited financial statements of Bristol Hotel Asset Company.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        BRISTOL HOTEL COMPANY


                                        BY:  /s/ Jeffrey P. Mayer
                                             -----------------------------------
                                             Jeffrey P. Mayer
                                             Senior Vice President and Chief
                                             Financial Officer





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                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER         DESCRIPTION
    ------         -----------
       99.1        Audited financial statements of Bristol Hotel Asset Company.





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